Exhibit 10.2

SCHEDULE A

WARRANT CERTIFICATE

THIS WARRANT AND THE STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, OR PURSUANT TO AN AVAILABLE EXEMPTION OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY OR COUNSEL FOR THE REGISTERED HOLDER (WHICH SHALL BE IN FORM REASONABLY SATISFACTORY TO THE COMPANY), SUCH REGISTRATION IS NOT THEN REQUIRED.

COMMON STOCK PURCHASE WARRANT

1.                      Issuance. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by My Screen Mobile, Inc., a Delaware corporation (the "Company"), Weather Investments S.p.A, (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., Pacific Daylight time, on May 23, 2012 (the "Expiration Date"), up to Twenty Million (20,000,000) fully paid and non-assessable shares of the Company's common stock, par value $0.001 per share (the "Common Stock") at an exercise price of $2.00 per share (the "Exercise Price") subject to further adjustment as set forth herein.

2.                      Exercise of Warrants. This Warrant is exercisable in whole or in part for shares of the Company's Common Stock at the Exercise Price per share of Common Stock issuable hereunder, payable in cash or by certified or official bank check or in such other manner as is acceptable to the Company. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

3.                      Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon full exercise of this Warrant (the "Warrant Shares").

4.                      Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5.                      Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.                      Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company's expense, within a reasonable time, not exceeding five (5) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price was received by the Company, irrespective of the date of delivery of such certificate.

7.                      Restrictive Legend. This Warrant and the Warrant Shares have not been registered under the United States Securities Act of 1933, as amended, (the "Securities Act") and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an exemption from the registration requirements of the Securities Act. The Holder understands that this Warrant constitutes and the Warrant Shares upon issuance will constitute "restricted securities" under the Securities Act. The Holder acknowledges and agrees that all certificates representing the Warrant Shares will be endorsed with the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT " ), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

8.                       Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the current market price of a full Warrant Share.

9.                      Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

10.                     Transfer.

(a)            Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)            The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

11.                    Adjustments of Exercise Price and/or Number of Shares.

(a)            Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

              (b)            Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another Company, or the sale of all or substantiall all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.

(c)            Notice of Adjustment. Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(d)            Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(e)            Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

12.Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two Business days after the date of deposit in the United States mails, as follows:

(a)         if the to Company, to:

My Screen Mobile, Inc.
70 Yorkville Ave

Toronto, Ontario, M5R 1C2
Attention: Terry Rodrigues, CEO

(b)         if to the Holder, to:

Via Cesare Guilo Viola, 48, 00148 Roma Attn: Michael O'Connor

Each of the parties may designate another address or person for receipt of notices hereunder.

13.                       Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

14.                       Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 23rd day of May, 2008.

My Screen Mobile, Inc., a Delaware corporation

By:
Name:
Title:

Attest:

Name:
Title:

SCHEDULE A
FORM OF NOTICE OF EXERCISE

TO: MY SCREEN MOBILE INC.

The undersigned hereby exercises the right to purchase the number of shares of common stock of My Screen Mobile Inc. (the "Company") set forth below (the "Shares") pursuant to the Warrant to purchase common stock issued by the Company and dated May 23, 2008. In accordance with the provisions of the Warrant, the undersigned hereby tenders the following concurrently with the delivery of this Notice of Exercise (i) payment of the Exercise Price payable by the undersigned for the Shares (the "Purchase Price") in effect for each of the Shares being purchased, and (ii) the original Warrant.

Number of Shares Purchased:	Shares

Aggregate Purchase Price:	US$

The undersigned represents and warrants to and agrees with the Company that:

1.
It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

2.
The Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

3.
It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safe-harbor from such registration requirements.

4.	The undersigned is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

5.	The undersigned was not in the United States at the time the offer to purchase the Shares was received and the Subscriber was not in the United States at the time these Warrants were exercised.

6.
The undersigned acknowledges that the Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act without registration under the Securities Act.

7.
The undersigned agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

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8.	The undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

9.	The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT " ), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

Date of Execution:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Address of Purchaser:

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SCHEDULE B
TECHNICAL EXPENDITURES

 Key points for set aside account for $3 million:

•
use for up to 24 months for technology, software and programming investments into the My Screen technology to ensure the technology infrastructure is viable for large scale deployments in Weather/OT markets.

•
separate bank account with signatories being Weather appointed CFO and two Weather appointed directors and Michael O'Connor. All disbursements will need signatory from CFO and one of the three signing officers noted above.

·	Funds still in segregated bank account at end of 24 months would be returned to general corporate account of My Screen.

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